Exhibit 10.1

FIRST AMENDMENT TO THE SUMMIT COMMUNITY BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND
CONSENT TO TERMINATION OF SUMMIT COMMUNITY BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST
THIS AMENDMENT to the Summit Community Bank Supplemental Executive Retirement Plan (the “SERP”) and CONSENT to termination of the Summit Community Bank Supplemental Executive Retirement Trust (the “Trust”) (this document referred to herein as the “Amendment and Consent”) is made and entered into as of the date set forth on the signature page hereof (the “Effective Date”), by and between Burke & Herbert Bank & Trust Company, a Virginia corporation (the “Bank”), the successor in interest to Summit Community Bank, Inc., a West Virginia corporation ( “Summit”) and [name of executive] (the “Executive”).
WHEREAS, Summit, the predecessor to the Bank, established the SERP for the benefit of Executive effective July 1, 2021, to provide certain supplemental nonqualified pension benefits;
WHEREAS, in connection with the merger of Summit with and into Bank on May 3, 2024, and as required by the terms of the SERP upon a change in control event, the benefits under the SERP fully vested and Summit established the Trust, effective April 29, 2024, for the purpose of paying benefits to Executive under the terms of the SERP and to pay other executives who were granted similar nonqualified pension benefits under certain supplemental executive retirement plan agreements (the Executive and such other executives referred to collectively herein and in the Trust as “Participants”);
WHEREAS, the Bank and the Executive have agreed to the termination of the Trust, and in connection therewith, amendment of the SERP to waive the requirement that a “rabbi trust” be maintained to pay benefits under the SERP in connection with the merger of Summit into the Bank; provided that all other provisions of the SERP shall remain in full force and effect, including the full vesting of the Executive’s Normal Retirement Benefit upon the merger of Summit into the Bank and the requirement that a “rabbi trust” be established upon a future Change in Control of the Bank, and continue to be administered as a nonqualified, unfunded plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and in compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended; and
WHEREAS, Section 7.1 of the SERP permits amendment by a written agreement signed by the Bank and the Executive, and Section 13.3 of the Trust permits the Bank to terminate the Trust upon written approval of 100% of the Participants.
NOW, THEREFORE, the Bank and Executive agree as follows:
1.All references in the SERP and the Trust to Summit Community Bank shall be deemed to be a reference to Burke & Herbert Bank & Trust Company.

2.Section [3.2/3.3] of the SERP shall be amended to document the vesting in full of the Normal Retirement Benefit upon the merger of Summit into the Bank, to waive the requirement of the establishment and maintenance of a “rabbi trust” in connection with the merger of Summit into the Bank and to maintain the requirement to establish a “rabbi trust” in the event of a Change in Control of the Bank, and shall read in its entirety as follows:
[3.2/3.3]     Change in Control Benefit. The Executive is fully vested in the Normal Retirement Benefit as a result of the Change in Control resulting from the merger of Summit Community Bank, Inc. with and into Burke & Herbert Bank & Trust Company on May 3, 2024 (the “Summit Merger”). The Normal Retirement Benefit shall be payable as provided for in paragraph 3.1. Upon a Change in Control of the Company, the Company will establish a “rabbi trust”, if one has not already been established, for the purposes of this Plan, to which assets will be contributed to provide the Company with a source of funds for purposes of satisfying the obligations of the Company under the Plan. The amount of the contribution to the “rabbi trust” will be the amount sufficient to satisfy the benefit under paragraph 3.1. The Executive waives the requirement of the establishment and maintenance of the “rabbi trust” in connection with the Summit Merger. Benefits payable under this paragraph [3.2/3.3] will commence on the first day of the first month following the date of the later of the Executive’s attainment of Normal Retirement Age or Separation from Service and will continue for the Executive’s lifetime. Subject to paragraph [3.3/3.4], this shall be the Executive’s benefit in lieu of any other benefit under this Plan.
3.In accordance with Section 13.3 of the Trust, the Executive by signature of this Agreement approves the Bank’s termination of the Trust and the return of all Trust assets to the Bank, said termination to be effective upon written approval of 100% of the Participants. The Participant further agrees to sign a Participant Consent acknowledging said approval of the Trust termination, which Participant Consent shall be provided by the Bank to FirstBank, the trustee of the Trust.
4.The Bank and Executive acknowledge and agree that all other provisions of the SERP shall remain in full force and effect, and together with this Amendment and Consent, shall constitute the entire agreement between the parties and continue to be administered as a nonqualified, unfunded plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and in compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.
5.The Executive consents to the Bank taking such other action on his or her behalf as may be necessary or advisable solely to effectuate the Trust termination as approved herein.
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IN WITNESS WHEREOF, the undersigned have executed this Amendment and Consent as of the day and year first written above.

BURKE & HERBERT BANK & TRUST COMPANY

By:

Its:

EXECUTIVE

Signed:

Dated:

Name: _________________________________________

PARTICIPANT CONSENT
The undersigned, being a participant in the Summit Community Bank Supplemental Executive Retirement Trust, which trust was made and entered into effective April 24, 2024 (the “Trust”), does hereby approve and consent to the termination of the Trust by Burke & Herbert Bank & Trust Company, the successor in interest to Summit Community Bank. The undersigned acknowledges and understands that upon written approval of 100% of the participants in said Trust, the Trust shall terminate, and all Trust assets shall be returned by the trustee to Burke & Herbert Bank & Trust Company.

Signed: _____________________________

Name: _____________________________

Date: _______________________________